EXHIBIT 99.1

FROM:  Blackhawk Bancorp, Inc.
       400 Broad Street, Beloit, WI 53511

                    FOR IMMEDIATE RELEASE - APRIL 29, 2004

Contact:  Todd J. James - Executive Vice President and CFO
Phone:    608-299-3476
Fax:      608-364-1500

            BLACKHAWK BANCORP, INC. ANNOUNCES FIRST QUARTER EARNINGS
            --------------------------------------------------------

     Beloit, WI April 29, 2004 - Blackhawk Bancorp, Inc. (OTC: BKHB) reported net income of $406,000 for the first quarter of 2004, a 2% increase compared to $398,000 for the first quarter of 2003. First quarter diluted earnings per share were $0.16 for 2004 and 2003. Return on average equity was 6.26 percent compared to 6.24 percent for the first quarter of 2003.

     "With most of the effort and expense to integrate the DunC acquisition into our operations behind us, we are starting to see improvements in our core earnings" said R. Richard Bastian, III, President and CEO of Blackhawk. "Most of last year we were internally focused as we brought the two organizations together. This year we will spend much more time developing business and growing the existing branches in our network," he added.

     Net interest income for the first quarter of 2004 increased by 21% from a year ago, or $533,000, primarily due to the assets and liabilities obtained in the DunC acquisition, offset by the debt incurred to fund the acquisition. The net interest margin for the quarter was 3.49% compared to 3.62% for the first quarter of 2003 and 3.45% for the fourth quarter of 2003.

     The Corporation's provision for loan and lease losses was $104,000 in the first quarter of 2004, verses $222,000 in the same period last year. Net charge-offs for the period were $233,000, or 0.10 % of total average loans outstanding for the quarter, and $104,000 a year ago or 0.06% of total average loans. At March 31, 2004, the allowance for loan losses was 1.31% of total loans, compared to 1.22% a year earlier and 1.41% at December 31, 2003. Nonperforming loans equaled 2.17% of total loans at March 31, 2004, compared to 1.91% percent at March 31, 2003 and 1.74% at December 31, 2003.

     Non-interest income for the first quarter of 2004 decreased by $11,000 to $1,028,000 compared to $1,039,000 for the same quarter a year ago. This includes a $249,000, or 76% decrease in net securities gains. The decrease in securities gains was offset by a $147,000, or 43% increase in service charges on deposits. This increase was driven by an increase in the number of accounts due to the DunC acquisition and improved realization of fees on previously existing accounts.

     Non-interest expenses increased by $632,000, or 21% to $3,582,000 for the quarter compared to $2,950,000 for the first quarter of last year. The increase, which includes a $360,000, or 25%, increase in salary and benefits, was largely due to the DunC acquisition. "Even with two branches being closed in conjunction with the acquisition, we still have excess capacity throughout our branch network," said Bastian. "Our challenge now is to balance our efforts for growing into that excess capacity with efforts to reduce overhead costs."

     Assets at March  31, 2004 were  $419,145,000, compared  to $354,761,000  at
March 31, 2003 and included assets acquired in the DunC acquisition which totaled $77,726,000 at the acquisition date of September 30, 2003. Book value per share was $10.39 at March 31, 2004 compared to $10.23 for the same date a year ago. Total loans were $241,543,000, compared to $179,675,000 at March 31, 2003 and included loans acquired in the DunC acquisition which totaled $46,781,000 at the acquisition date.

     Blackhawk Bancorp, Inc. is the parent company of Blackhawk State Bank, which operates eleven office locations in south central Wisconsin and north central Illinois. The stock of Blackhawk Bancorp, Inc. is publicly traded on the Over the Counter Market under the symbol BKHB.

     When used in this communication, the words "believes," "expects," and similar expressions are intended to identify forward-looking statements. The Company's actual results may differ materially from those described in the forward-looking statements. Factors which could cause such a variance to occur include, but are not limited to: heightened competition; adverse state and federal regulation; failure to obtain new or retain existing customers; ability to attract and retain key executives and personnel; changes in interest rates; unanticipated changes in industry trends; unanticipated changes in credit quality and risk factors, including general economic conditions; success in gaining regulatory approvals when required; changes in the Federal Reserve Board monetary policies; unexpected outcomes of new and existing litigation in which Blackhawk or its subsidiaries, officers, directors or employees is named defendants; technological changes; changes in accounting principles generally accepted in the United States; changes in assumptions or conditions affecting the application of "critical accounting policies"; and the inability of third party vendors to perform critical services for the company or its customers.

BLACKHAWK BANCORP, INC.
FINANCIAL INFORMATION
(UNAUDITED)

                                                Three Months Ended
                                                ------------------
                                             March 31,      March 31,   Percent
                                               2004           2003      Change
                                               ----           ----      ------
            PER SHARE DATA
Diluted:
  Net Income                                     $0.16          $0.16     0.0%
Basic:
  Net Income                                     $0.16          $0.16     0.0%

Dividend Declared                                $0.09          $0.09     0.0%
Book Value                                      $10.39         $10.23     1.6%
Shares Outstanding:
  Average-Diluted                            2,552,140      2,518,739     1.3%
  End of Period                              2,526,145      2,517,131     0.4%

     INCOME STATEMENT ($THOUSANDS)

Net Interest Income (FTE)                       $3,286         $2,723    20.7%
Provision for Loan and Lease Losses                104            222   -53.2%

Service Charges on Deposit Accounts                486            339    43.4%
Gain on Sale of Loans                              147            158    -7.0%
Securities Gains, Net                               80            329   -75.7%
Increase in Cash Value of Bank-Owned
  Life Insurance                                    69             77   -10.4%
Other                                              246            136    80.9%
                                             ---------      ---------   ------

Total Noninterest Income                         1,028          1,039    -1.1%

Salaries and Employee Benefits                   1,818          1,458    24.7%
Occupancy and Equipment                            598            419    42.7%
Intangible Amortization                             95             77    23.4%
Other                                            1,071            996     7.5%
                                             ---------      ---------   ------
Total Noninterest Expenses                       3,582          2,950    21.4%
Tax Equivalent Adjustment                          162            132    22.7%
                                             ---------      ---------   ------
Pre-Tax Earnings                                   466            458     1.7%
Income Taxes                                        60             60     0.0%
                                             ---------      ---------   ------
Net Income                                        $406           $398     2.0%
                                             ---------      ---------   ------
                                             ---------      ---------   ------

              KEY RATIOS

Net Interest Margin (FTE)                        3.49%          3.62%
Interest Spread (FTE)                            3.28%          3.33%

Efficiency Ratio                                 86.3%          81.3%

Return on Assets                                 0.39%          0.48%
Return on Equity                                 6.26%          6.24%

Equity / Assets (End of Period)                  6.26%          6.06%

                                                Three Months Ended
                                                ------------------
                                             March 31,      March 31,   Percent
                                               2004           2003      Change
                                               ----           ----      ------
          ASSETS ($THOUSANDS)
Cash and Due from Banks                       $ 13,669       $ 13,134     4.1%
Federal Funds Sold and
  Securities Purchased Under
  Agreements to Resell                          12,254          6,000   104.2%
Interest-Bearing Deposits in Banks               3,224          1,227   162.8%
Available-for-Sale Securities                  102,225        108,896    -6.1%
Held to Maturity Securities,
  at Amortized Cost                             16,531         20,712   -20.2%
Loans                                          241,543        179,675    34.4%
Allowance for Loan Losses                      (3,173)        (2,197)    44.4%
Office Buildings and Equipment, Net              9,822          6,612    48.5%
Intangible Assets                                7,147          4,489    59.2%
Bank-Owned Life Insurance                        6,327          5,825     8.6%
Other Assets                                     9,576         10,605    -9.7%
                                              --------       --------   ------
Total Assets                                  $419,145       $354,978    18.1%
                                              --------       --------   ------
                                              --------       --------   ------

  LIABILITIES & STOCKHOLDERS' EQUITY
             ($ THOUSANDS)
Deposits:
  Noninterest-bearing                         $ 47,615       $ 35,710    33.3%
  Interest-bearing                             266,501        215,679    23.6%
                                              --------       --------   ------
Total Deposits                                 314,116        251,389    25.0%
Short-Term Borrowings                            9,169         22,997   -60.1%
Subordinated Debentures                          7,217          7,217     0.0%
Long-Term Borrowings                            57,997         43,900    32.1%
Other Liabilities                                4,388          3,729    17.7%
                                              --------       --------   ------
Total Liabilities                              392,887        329,232    19.3%
Stockholders' Equity                            26,258         25,746     2.0%
                                              --------       --------   ------
Total Liabilities &
  Shareholders' Equity                        $419,145       $354,978    18.1%
                                              --------       --------   ------
                                              --------       --------   ------

                                                Three Months Ended
                                                ------------------
                                             March 31,      March 31,   Percent
                                               2004           2003      Change
                                               ----           ----      ------
      AVERAGE ASSETS ($THOUSANDS)

Cash and Due from Banks                       $ 13,450       $ 10,453    28.7%
Federal Funds Sold and Securities
  Purchased Under
  Agreements to Resell                           3,985          8,543   -53.4%
Interest-Bearing Deposits in Banks               2,847          2,144    32.8%
Taxable Investment Securities                  102,043         86,439    18.1%
Tax-Exempt Investment Securities                32,303         24,978    29.3%
Loans                                          237,601        182,957    29.9%
Allowance for Loan Losses                      (3,251)        (2,146)    51.4%
Other Assets                                    27,721         20,026    38.4%
                                              --------       --------   ------
Total Assets                                  $416,699       $333,394    25.0%
                                              --------       --------   ------
                                              --------       --------   ------

Memo:
Average Earning Assets                        $378,779       $305,061    24.2%
Average Earning Assets
  Excluding Investment Securities
  Unrealized Gains/Losses                     $377,363       $303,293    24.4%

  AVERAGE LIABILITIES & STOCKHOLDERS'
         EQUITY ($ THOUSANDS)

Deposits:
  Noninterest-bearing                          $46,447        $31,789    46.1%
  Interest-bearing                             263,297        213,351    23.4%
                                              --------       --------   ------

Total Deposits                                 309,744        245,140    26.4%
Short-Term Borrowings                           14,062         12,448    13.0%
Subordinated Debentures                          7,217          7,217     0.0%
Long-Term Borrowings                            56,461         40,844    38.2%
Other Liabilities                                3,113          1,878    65.8%
                                              --------       --------   ------
Total Liabilities                              390,597        307,527    27.0%
Stockholders' Equity                            26,102         25,867     0.9%
                                              --------       --------   ------
Total Liabilities &
  Shareholders' Equity                        $416,699       $333,394    25.0%
                                              --------       --------   ------
                                              --------       --------   ------

Memo:
Average Interest Bearing Liabilities          $341,037       $273,860    24.5%

                                                Three Months Ended
                                                ------------------
                                             March 31,      March 31,   Percent
                                               2004           2003      Change
                                               ----           ----      ------

            CREDIT QUALITY

Net-Charge-Offs                               $233,000       $104,000   124.0%
Net Charge-Offs / Average
  Loans & Leases                                0.098%         0.057%

Allowance for Loan Losses                   $3,173,000     $2,197,000    44.4%
Allowance for Loan Losses /
  Period-End Loans                               1.31%          1.22%

Non-Performing Loans and Leases (NPL)       $5,239,000     $3,438,000
NPL / Period End Loans                           2.17%          1.91%
Allowance for Loan Losses / NPL                 60.56%         63.90%

            MARGIN ANALYSIS

Loans                                            6.00%          7.20%
Investment Securities                            4.58%          4.77%
Interest Bearing Deposits in Banks               2.40%          1.89%
Federal Funds Sold & Securities
  Purchased Under Agreements
  to Resell                                      1.31%          1.95%
                                                 -----          -----
Interest Income(FTE) / Average
  Interest Earning Assets                        5.42%          6.13%
                                                 -----          -----
                                                 -----          -----

Interest Bearing Deposits:
  Checking Accounts                              0.58%          0.93%
  Savings and Money Market Deposits              0.79%          0.85%
  Time Deposits                                  2.62%          3.53%
                                                 -----          -----

Total Interest Bearing Deposits                  1.72%          2.41%
Short-Term Borrowings                            0.83%          1.11%
Subordinated Debentures                          5.74%          4.67%
Long-Term Borrowings                             3.99%          5.01%
                                                 -----          -----

Interest Expense / Average
  Interest Bearing Liabilities                   2.14%          2.80%
                                                 -----          -----
                                                 -----          -----

Interest Rate Spread                             3.28%          3.33%
                                                 -----          -----
                                                 -----          -----

Net Interest Margin                              3.49%          3.62%
                                                 -----          -----
                                                 -----          -----